UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 9, 2011
ZIX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	0-17995	75-2216818

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of Principal Executive Offices) (Zip Code)
(214) 370-2000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On November 9, 2011, Zix Corporation issued a press release announcing that its Board of Directors had authorized on November 9, 2011 a program to repurchase up to $15 million of its shares of common stock from time to time in the open market. A copy of the press release is submitted herewith as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release, dated November 9, 2011, titled “Zix Corporation Announces Share Repurchase Program”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION
By:	/s/ James F. Brashear
James F. Brashear
General Counsel

Dated: November 9, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 9, 2011, titled “Zix Corporation Announces Share Repurchase Program”.